[BACK COVER]

                                MFS(R) SPECIAL
                                 VALUE TRUST
               500 Boylston Street, Boston, Massachusetts 02116

[FRONT COVER]

                                MFS(R) SPECIAL
                                 VALUE TRUST
                             500 Boylston Street
                         Boston, Massachusetts 02116

                               Proxy Statement
                         For the 1996 Annual Meeting
                        of Shareholders to be held on
                               October 23, 1996

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

                           MFS(R) SPECIAL VALUE TRUST
               500 Boylston Street, Boston, Massachusetts 02116

                Notice of 1996 Annual Meeting of Shareholders
                        To be held on October 23, 1996

The 1996 Annual Meeting of Shareholders of MFS(R) Special Value Trust (the "Trust") will be held at 500 Boylston Street, Boston, Massachusetts, at 9:30 a.m., on Wednesday, October 23, 1996 for the following purposes:

ITEM 1. To elect Richard B. Bailey and J. Dale Sherratt as Trustees of the
        Trust;

ITEM 2. To ratify the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1996; and

ITEM 3. To transact such other business as may come before the Meeting and any adjournments thereof.

         YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.

Only shareholders of record on August 26, 1996 will be entitled to vote at the Annual Meeting of Shareholders.

                                         STEPHEN E. CAVAN, Secretary and Clerk

September 6, 1996

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

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MFS(R) SPECIAL VALUE TRUST
                               Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS Special Value Trust (the "Trust") to be used at the 1996 Annual Meeting of Shareholders (the "Meeting") to be held at 9:30 a.m. on Wednesday, October 23, 1996, at 500 Boylston Street, Boston, Massachusetts, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, State Street Bank and Trust Company, P.O. Box 592, Boston, Massachusetts 02102, or delivered at the Meeting. On August 26, 1996, there were outstanding 6,107,878 shares of the Trust. Shareholders of record at the close of business on August 26, 1996, will be entitled to one vote for each share held.

The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about September 6, 1996. A copy of the Trust's Annual Report and its most recent Semi-Annual Report succeeding the Annual Report may be obtained without charge by contacting MFS Service Center, Inc., the Trust's transfer and shareholder servicing agent (the "Shareholder Servicing Agent"), P.O. Box 9024, Boston, MA 02205-9824, or by telephone toll-free at (800) 637-2304.

ITEM 1--ELECTION OF TRUSTEES
Under the provisions of the Trust's Declaration of Trust, the Trustees are divided into three classes each having a term of three years. It is intended that proxies not limited to the contrary will be voted in favor of Richard B. Bailey and J. Dale Sherratt, as Trustees of the class whose term will expire at the 1999 Annual Meeting of Shareholders (or special meeting in lieu thereof). Messrs. Bailey and Sherratt are presently Trustees of the Trust.

   The following table presents certain information regarding the Trustees of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a Trustee's name indicates that he or she is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust's investment adviser and has been affiliated with the investment adviser for more than five years.

                                                      Shares of
                                                     Trust Owned
 Name, Age, Position with      First                 Beneficially
     Trust, Principal          Became                   as of         Percent
   Occupation and Other          a         Term       August 21,         of
     Directorships(1)         Trustee    Expiring      1996(2)        Class(3)
- --------------------------    --------    -------    ------------   ----------

A. KEITH BRODKIN*, 61,
  Chairman, President and
  Trustee; Massachusetts
  Financial Services
  Company, Chairman, Chief
  Executive Officer and
  Chief Investment
  Officer.                      1989       1997        3,584.0         0.0586%

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RICHARD B. BAILEY*, 69,        1993        1996            0.0         0.0000%
  Trustee; Private
  Investor; Massachusetts
  Financial Services
  Company, former Chairman
  and Director (prior to
  September 1991);
  Cambridge Bancorp,
  Director; Cambridge
  Trust Company, Director.

MARSHALL N. COHAN, 69,
  Trustee; Private
  Investor.                     1993       1998            0.0         0.0000%

LAWRENCE H. COHN, M.D.,
  59, Trustee; Brigham and
  Women's Hospital, Chief
  of Cardiac Surgery;
  Harvard Medical School,
  Professor of Surgery.         1989       1997        1,021.0         0.0167%

THE HON. SIR J. DAVID
  GIBBONS, KBE,
  69,Trustee; Edmund
  Gibbons Limited, Chief
  Executive Officer; The
  Bank of N.T. Butterfield
  & Son Ltd., Chairman.         1993       1998            0.0         0.0000%

ABBY M. O'NEILL, 68,
  Trustee; Private
  Investor; Rockefeller
  Financial Services, Inc.
  (investment advisers),
  Director.                     1993       1997            0.0         0.0000%

WALTER E. ROBB, III, 70,
  Trustee; Benchmark
  Advisors, Inc.
  (corporate financial
  consultants), President
  and Treasurer; Benchmark
  Consulting Group, Inc.
  (office services),
  President; Landmark
  Funds (mutual funds),
  Trustee.                      1993       1998          200.0         0.0032%

ARNOLD D. SCOTT*, 53,
  Trustee; Massachusetts
  Financial Services
  Company, Senior
  Executive Vice
  President, Director and
  Secretary.                    1993       1998          278.0         0.0045%

JEFFREY L. SHAMES*, 41,
  Trustee; Massachusetts
  Financial Services
  Company, President and
  Director.                     1993       1999            0.0         0.0000%

J. DALE SHERRATT, 57,
  Trustee; Insight
  Resources, Inc.
  (acquisition planning
  specialists), President.      1989       1996        4,443.0         0.0727%

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

WARD SMITH, 65, Trustee;
  NACCO Industries
  (holding company),
  Chairman (prior to June
  1994); Sunstrand
  Corporation (diversified
  mechanical
  manufacturer), Director.      1993       1997             0.0        0.0000%

All Trustees and officers
  as a group                                            11,355         0.1859%

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").

(2) Numbers are approximate and include, where applicable, shares owned by a Trustee's or officer's spouse or minor children or shares which were otherwise reported by the Trustee or officer as "beneficially owned" under SEC rules.

(3) Percentage of shares outstanding on August 21, 1996. All shares are held with sole voting and investment power, except to the extent that such powers may be shared by a family member or a trustee of a family trust.

   All Trustees serve as Trustees of 36 funds within the MFS fund complex advised by Massachusetts Financial Services Company ("MFS" or the "Adviser"), investment adviser to the Trust, except for Mr. Bailey, Mr. Scott and Mr. Shames, who each serve as Trustees of 73 funds within the MFS fund complex and Mr. Brodkin, who serves as Trustee of 82 funds within the MFS fund complex. Mr. Bailey and Mr. Brodkin are also directors of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"). MFS is a subsidiary of Sun Life of Canada (U.S.). Messrs. Brodkin, Scott and Shames are "interested persons" of the Trust because each person is an officer and director of MFS. Mr. Bailey is considered an "interested person" of the Trust because he is a director of Sun Life of Canada (U.S.). Messrs. Brodkin, Scott and Shames each owns shares of common stock of MFS.

   The Trust pays each Trustee who is not an officer of the Adviser a fee of $5,000 per year, plus $500 per meeting and $500 per committee meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. In addition, each Trustee who is not an officer of the Adviser will be entitled to receive certain benefits pursuant to the Trust's retirement plan. Under this plan, each such Trustee (or his or her beneficiaries) will be entitled to receive an annual retirement or death benefit in an amount of up to 50% of such Trustee's average annual compensation, depending on the Trustee's length of service. Set forth below is certain information concerning the cash compensation paid to these Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

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

                          TRUSTEE COMPENSATION TABLE

                     Trustee     Retirement                     Total Trustee
                      Fees        Benefit        Estimated          Fees
                      from       Accrued as       Credited     from Trust and
                      Trust    part of Trust      Years of          Fund
     Trustee           (1)      Expense (1)     Service (2)      Complex (3)
 ----------------    -------   -------------    -----------     --------------
Richard B.
  Bailey             $10,500       $1,050             8           $263,815
Marshall N.
  Cohan               11,500        1,250             8            148,624
Dr. Lawrence
  Cohn                10,500        3,700            22            135,874
Sir J. David
  Gibbons             10,500        1,100             8            135,874
Abby M. O'Neill       10,000        1,000             9            129,499
Walter E. Robb,
  III                 11,500        1,250             8            148,624
J. Dale Sherratt      11,500        3,900            24            148,624
Ward Smith            11,500        1,250            12            148,624

(1) For fiscal year ended October 31, 1995.

(2) Based on normal retirement age of 75.

(3) For calendar year 1995. All Trustees receiving compensation served as Trustees of 36 funds within the MFS fund complex (having aggregate net assets at December 31, 1995, of approximately $12.5 billion) except Mr. Bailey, who served as Trustee of 73 funds within the MFS fund complex (having aggregate net assets at December 31, 1995 of approximately $31.7 billion).

      Estimated Annual Benefits Payable By The Trust Upon Retirement (4)

                         Years of
         Average         Service
       Trustee Fees         3            5        7      10 or more
       ------------    ------------    -----    -----   -----------
       $ 9,000            $1,350      $2,250   $3,150      $4,500
         9,730             1,460       2,433    3,406       4,865
        10,460             1,569       2,615    3,661       5,230
        11,190             1,679       2,798    3,917       5,595
        11,920             1,788       2,980    4,172       5,960
        12,650             1,898       3,163    4,428       6,325

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

   The Board of Trustees of the Trust met 6 times during its last fiscal year. The Board has a standing Audit Committee, composed of Messrs. Cohan, Robb, Sherratt and Smith, which met 4 times during the Trust's last fiscal year, to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent public accountants for the Trust, to approve all significant services proposed to be performed by its independent public accountants and to consider the possible effect of such services on their independence. The Board has created a standing Nominating Committee, composed of Ms. O'Neill and Messrs. Cohan, Cohn, Gibbons, Robb, Sherratt and Smith, who are not "interested persons"

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

(as that term is defined in the 1940 Act) of the Trust or the Adviser, to meet as necessary and recommend to the Board nominees for election as Trustees of the Trust. The Nominating Committee did not meet during the Trust's last fiscal year. The Nominating Committee has not adopted a policy regarding shareholder recommendations as to nominees.

   Section 16(a) of the Securities Exchange Act of 1934 requires trustees, directors and certain officers of the Trust and MFS, and persons who own more than ten percent of the Trust's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.

   Based solely on review of the copies of such Forms 3, 4 and 5 and amendments thereto furnished to the Trust with respect to its most recent fiscal year, or written representations that no Forms 5 were required, the Trust believes that, during the year ended October 31, 1995, all Section 16(a) filing requirements applicable to trustees, directors and certain officers of the Trust and the Adviser and greater than ten percent beneficial owners were complied with.

Required Vote. Approval of this matter as to any nominee will require the affirmative vote of a plurality of the Trust's outstanding shares voting at the Meeting in person or by proxy.

ITEM 2--RATIFICATION OF SELECTION OF ACCOUNTANTS

It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, of Ernst & Young LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC and to provide certain other tax-related services (such as tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC) in respect of all or any part of the fiscal year ending October 31, 1996. Ernst & Young LLP has no direct or material indirect interest in the Trust.

Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

Required Vote. Ratification of this matter will require the affirmative vote of a majority of the Trust's outstanding shares voting at the Meeting on this matter in person or by proxy.

INVESTMENT ADVISER

The Trust engages as its investment adviser MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a subsidiary of Sun Life of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H1J9.

MANNER OF VOTING PROXIES

All proxies received by the management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted for the election of Messrs. Bailey and Sherratt as Trustees of the Trust (if still available for election) and ratification of the selection of Ernst & Young LLP as independent public accountants.

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

All proxies voted, including proxies that reflect (i) broker non-votes (if a broker has voted on any item before the Meeting), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted toward establishing a quorum. Passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. With respect to the election of Trustees and the ratification of public accountants, neither withholding authority to vote nor abstentions nor broker non-votes have any effect on the outcome of the voting on the matter.

The Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is the Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF PROPOSALS

Proposals of shareholders which are intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Trust on or prior to May 9, 1997.

ADDITIONAL INFORMATION

To obtain the necessary representation at the Meeting, solicitations may be made by mail, telephone or interview by Corporate Investor Communications, Inc. ("CIC") or its agents, as well as by officers of the Trust, employees of the Adviser and securities dealers by whom shares of the Trust have been sold. It is anticipated that the cost of any such solicitations, if made by CIC or its agents, would be approximately $5,000 plus out-of-pocket expenses, and if made by any other party, would be nominal.

The expense of solicitations as well as the preparation, printing and mailing of the enclosed form of proxy, and this Notice and Proxy Statement, will be borne by the Trust.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

September 6, 1996 MFS SPECIAL VALUE TRUST

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


                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]      Filed by a Party other than the Registrant [ ]

 -----------------------------------------------------------------------------

Check the appropriate box:

 [ ] Preliminary Proxy Statement
 [X] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to S. 240.14a-11(c) or S. 240.14a-12
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))

                           MFS SPECIAL VALUE TRUST
               (Name of Registrant as Specified in its Charter)
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
   Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

  2) Form, Schedule or Registration Statement No.:

  3) Filing Party:

  4) Date Filed:

 -----------------------------------------------------------------------------

P
R
O
X
Y

      THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF
                           MFS(R) SPECIAL VALUE TRUST
         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 23, 1996

The undersigned hereby appoints JAMES R. BORDEWICK, JR., A. KEITH BRODKIN, STEPHEN E. CAVAN and W. THOMAS LONDON, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Annual Meeting of Shareholders of MFS SPECIAL VALUE TRUST, to be held at 500 Boylston Street, Boston, Massachusetts, on Wednesday, October 23, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 2. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

 ----------------------------------------------------------------------------
 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                           With-     For All
                                   For     hold      Except
1.)ELECTION OF TRUSTEES.           [ ]      [ ]        [ ]


2.) RATIFICATION OF
    SELECTION                      For    Against   Abstain
    OF ACCOUNTANTS.                [ ]      [ ]        [ ]

Nominees:
                    Richard B. Bailey and J. Dale Sherratt

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through that nominee's name. Your shares will be voted for the remaining nominees.

- --------------------------------------------
                REGISTRATION
- --------------------------------------------

Please be sure to sign and date this Proxy.       Date ___________________

___________ Shareholder sign here          __________ Co-owner sign here

Mark box at right if comments or address change have been noted on the
reverse side of this card.               [ ]

RECORD DATE SHARES: